Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Our equity awards are granted in connection with the Company’s yearly compensation cycle and regularly scheduled meetings of the Compensation Committee. In certain circumstances, including the hiring or promotion of an individual, or where the Compensation Committee determines it is in the best interest of the Company, the Compensation Committee may approve the grant of equity awards at other times. Our non-employee directors receive equity compensation in the form of options, which are granted to non-employee directors on the date the director first becomes a non-employee director and on the date of each annual meeting. The Compensation Committee does not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material non-public information for the purpose of affecting the value of executive compensation.

During the year ended December 31, 2024, the Company did not grant stock options to any named executive officers during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company current report on form 8-K that disclosed any material nonpublic information.

Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	The Compensation Committee does not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material non-public information for the purpose of affecting the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false